UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2007

Columbus Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33467	20-5338217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Columbus Acquisition Corp. 153 East 53rd Street, 58th Floor New York, NY 10022
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 418-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events

On May 23, 2007, Columbus Acquisition Corp. (the “Company”) consummated the initial public offering (the “IPO”) of 14,375,000 units (the “Units”), including the concurrent sale of 1,875,000 units in connection with the exercise by the underwriters of their over-allotment option (the “Over-Allotment Option”). Each Unit consists of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and one warrant to purchase one share of Common Stock (the “Warrants”). The Units were sold at an offering price of $8.00 per Unit. Simultaneously with the consummation of the IPO, the Company completed a private placement to Columbus Acquisition Holdings LLC, an entity controlled by the Company's Chairman and Chief Executive Officer, of 3,650,000 warrants at a purchase price of $1.00 per warrant, or aggregate gross proceeds of $3,650,000. The warrants sold in the private placement were identical to the warrants included in the Units, except that if the Company calls the warrants for redemption, the warrants sold in the private placement will be exercisable on a cashless basis so long as they are held by Columbus Acquisition Holdings LLC. The IPO, including the exercise of the over-allotment option and the private placement of warrants, generated gross proceeds of $118,650,000. Of this amount, $113,400,000 is being held in trust, including $3,450,000 of deferred underwriting discounts. In addition, the Company announced that, commencing on May 30, 2007, the holders of the Company's units may voluntarily elect to separately trade the common stock and warrants included in the Company's units. Those units not separated will continue to trade on the American Stock Exchange under the symbol BUS.U, and each of the common stock and warrants will trade on the American Stock Exchange under the symbols BUS and BUS.WS, respectively.

Audited financial statements as of May 23, 2007 reflecting receipt of the proceeds upon consummation of the IPO, the exercise of the over-allotment option and the private placement of warrants have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the IPO, the private placement and the exercise of the Over-Allotment Option is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.
Not Applicable

(b)	Pro Forma Financial Information.
Not Applicable

(c)	Shell Company Transactions.
Not Applicable

(d)	Exhibits

No. 99.1	Audited Financial Statements

No. 99.2	Press Release dated May 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbus Acquisition Corp. (Registrant)

Dated: May 25, 2007	By:	/s/ Andrew Intrater
Name: Andrew Intrater
Title: Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title

99.1	Audited Financial Statements

99.2	Press Release, dated May 25, 2007